Exhibit 99.1

Investor Presentation SunTrust Robinson Humphrey 2018 Financial Services Conference May 22,2018

ForwardLooking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. South State Corporation (“South State”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against South State or Park Sterling Corporation (“Park Sterling”); (2) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (4) diversion of management’s attention from ongoing business operations and opportunities; (5) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (6) South State’s ability to complete the integration of Park Sterling successfully; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, with risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (20) greater than expected noninterest expenses; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; and (26) other risks and uncertainties disclosed in South State’s or Park Sterling’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State or Park Sterling with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

South State Corporation: SSB Richmond Raleigh Greenville Charlotte Wilmington Columbia Atlanta Myrtle Beach Augusta Charleston Hilton Head Savannah 64 85 95 40 95 77 40 81 20 16 26 3

How We Operate the Company Growth Profitability Soundness 4

1Q 2018 Highlights GAAP $42.3 million $1.15 1.19% 14.69 67.24 Adjusted $51.2 million $1.39 1.44% 17.60 60.72 Net Income EPS Return Return on Average Assets on Average Tangible Equity Efficiency Ratio 5 *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

Capital Adequacy 13.4% 13.3% 12.9% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio SSB (3/31/18) KRX Median (3/31/18) 6 Source: S&P Global Market Intelligence and Company filings. South State Corporation 3/31/18 ratios are estimated and may be subject to change pending final filing of the FR Y-9C. 11.9%11.9% 11.3% 10.5% 9.6% 9.2%8.9%

Asset Quality NPLs / Loans(1) NPAs / Assets(2) 1.36% 0.74% 0.23% 0.21% 2013 2014 2015 2016 2017 1Q 18 2013 2014 2015 2016 2017 1Q 18 NCOs / Average Loans(4) ALLL / NPLs(3) 316.0% 293.0% 0.41% 0.06% 0.04% 0.02% 2013 2014 2015 2016 2017 1Q 18 2013 2014 2015 2016 2017 1Q 18 1) NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only. 7 0.16% 0.09% 250.7% 181.8% 121.1% 81.2% 0.63% 0.38% 0.29% 1.02% 0.63% 0.43% 0.25%0.23%

CRE Concentration 3/31/2018 Regulatory Balance Guideline Capacity Balance % ofRBC* % of RBC* CRE $3.2 222% $4.3 300% $1.1 Construction $1.3 88% $1.4 100% $0.1 Land & Development 8 Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC).

Funding Composition Cost of Funds 0.31% Interest-bearing deposits $8,542 Q1 17 Q4 17 Q1 18 Noninterest-bearing deposits $3,121 Loans to Deposits 92% 91% 91% 90% 87% Other borrowings $216 Federal funds purchased and repurchase agreements $358 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 9 Dollars in millions 0.21% 0.16%

Earnings PerDiluted Share $4.85 $4.31 $4.18 $4.11 2014 2015 2016 2017 1Q 2018 EPS Adjusted* EPS (Non-GAAP) 10 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination. $4.55 $1.39 $2.93 $3.75 $3.08 $1.15

Net Interest Margin $129.0 $112.3 $100.3 $99.0 $97.4 4.22% 4.20% 4.18% 4.13% 4.11% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Net Interest Margin Net Interest Income 11 Dollars in millions

1st Quarter 2018Noninterest Income 12/31/2017 3/31/18 Change Fees on Deposit Accounts $ 23.6 $ 25.5 $ 1.9 Mortgage Banking 3.7 4.9 1.2 Wealth Management 6.7 7.5 0.8 Acquired Loan Recoveries 2.9 3.0 0.1 Other Income 2.1 2.6 0.5 Total Adjusted* Noninterest Income $ 39.0 $ 43.5 $ 4.5 Dollars in millions * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses 12

Efficiency Ratio 77.5% 67.2% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Efficiency Ratio Adjusted* Efficiency Ratio 13 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 68.5% 62.0%62.8% 56.9% 60.7% 59.7%59.5% 58.4%

Common Stock Dividends $1.32 2012 2013 2014 2015 2016 2017 YTD 2018 2Q18 Dividend Declared* Dividend per Common Share 14 * 2Q 2018 dividend of $0.34 declared 4/19/2018 with a record date of 5/11/2018 and paid 5/18/2018. $1.21 $0.67 $0.98 $0.82 $0.74 $0.69 $0.34 $0.33

Tangible Book Value + Cumulative Dividends $50.00 40.00 30.00 $19.78 20.00 10.00 - 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TBV 2013 2014 2015 2016 20171Q 18 Cumulative Dividend 15 $45.31 $46.08 $29.73 $13.46 15 year increase of 242%

SSBFootprint Market Share Rank 1 Institution Wells Fargo & Co. Deposits Market Share 20.2% $ 36.3 Bank of America Corp. 2 24.5 22.0 13.6 3 BB&T Corp. 12.2 First Citizens BancShares Inc. 5 11.4 6.3 6 SunTrust Banks Inc. 11.1 6.2 8 United Community Banks Inc. 4.5 2.5 7 Synovus Financial Corp. 4.5 2.5 9 Toronto-Dominion Bank 4.1 2.3 10 Regions Financial Corp. 1.8 3.3 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/17. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions 16 4South State Corp.11.66.5

Economic Highlights Richmond Raleigh Greenville Charlotte Wilmington Columbia Atlanta Myrtle Beach Augusta Charleston Hilton Head Savannah 64 85 95 40 40 77 95 26 85 20 16 South State Corporation 17

South Carolina Population Growth Projected Change 2018 - 2023 Charleston • • • # 3 Market Share $1.7 Billion Deposits 24 Branches South Carolina Myrtle Beach Charleston Hilton Head Greenville Columbia US 9.96% in Market Greenville • • • # 5 Market Share $1 Billion Deposits 17 Branches in Market Greenville Columbia Columbia • • • # 7 Market Share $628 Million Deposits 9 Branches Myrtle Beach in Market Charleston Hilton Head 18 Source: S&P Global Market Intelligence. 5.83% 8.46% 8.29% 6.12% 5.56% 3.50% 85 77 20 26 95 South State Corporation

North Carolina Population Growth Projected Change 2018 - 2023 North Carolina Charlotte Raleigh 8.08% • • • # 6 Market Share $1.7 Billion Deposits 25 Branches Charlotte in Market Wilmington US Wilmington • • • # 8 Market Share $193 Million 4 Branches Deposits in Market Raleigh Charlotte Wilmington 19 Source: S&P Global Market Intelligence. 5.02% 7.22% 6.98% 3.50% 40 77 85 95 40 South State Corporation

Georgia Population Growth Projected Change 2018 - 2023 Georgia Augusta Savannah 6.60% • • • # 2 Market Share $1.4 Billion Deposits in Market 12 Branches Augusta US Savannah • • • # 4 Market Share $544 Million 7 Branches Deposits in Market Atlanta Augusta Savannah 20 Source: S&P Global Market Intelligence. 5.03% 4.45% 3.50% 85 20 16 South State Corporation

South State Corporation

SOUTH STATE CORPORATION

AverageInterest Earning Assets % of % of Earning Assets 2.0% Earning Assets 1.3% Net Change Assets Short-Term Investments 4Q 2017 1Q 2018 $ 216 $ 166 $ (50) Investment Securities 13.5 1,459 13.4 1,666 207 Loans – Acquired 25.4 2,740 32.1 4,008 1,268 Loans – Non-acquired 58.7 6,342 52.9 6,597 255 Loans 84.1 9,082 85.0 10,605 1,523 Loans Held for Sale 0.4 40 0.3 32 (8) Total Interest Earning Assets $10,797 $12,469 $1,672 23 Dollars in millions Quarterly Averages

Loan Portfolio Mix $10,623 $10,635 2013 2014 2015 Non Acquired 2016 Acquired* 2017 1Q 18 24 Dollars in millions *Acquired loans are net of discounts. $6,684 $4,131 $3,872 $6,763 $6,008 $5,698$5,723 $1,443 $6,492 $1,787 $2,833 $2,255 $5,241 $4,221 $3,468 $2,865

AcquiredLoan Portfolio As of March 31, 2018 Carrying Va lue Average Balance Accretable Yield/Discount Balance Sheet UPB Discount $ 673.8 $ (76.5) $ 597.3 $ 603.6 $129.8 Credit Impaired 3,330.2 (55.3) 3,274.9 3,404.2 55.3 Non-Credit Impaired $4,004.0 $(131.8) $3,872.2 $4,007.8 $185.1 Total First Quarter 2018 Contractual Interest Contractual Yield Income Statement Accretion Total Income Total Yield $ 8.7 $ 4.6 $13.3 5.15% 8.92% Credit Impaired 38.5 9.7 48.2 4.51 5.75 Non-Credit Impaired $47.2 $14.3 $61.5 4.62% 6.23% Total 25 Dollars in millions Annualized Yields

Total Loans by Type 3/31/2018 Other Income Producing Property 4.2% Cons Other 0.2% er Non-real Esta 5. Construction/ Land Development 11.9% C&I 11.6% Commercial Non-owner Occupied 18.2% Total Loans $10.64 billion Commercial Owner Occupied 17.9% Consumer Real Estate 30.6% 26

PreandPost Crisis Loan Composition 12/31/2008 22.3% 18.3 14.3 10.9 3/31/2018 30.6% 17.9 18.2 11.6 Consumer Owner Occupied Commercial Commercial Commercial Owner Occupied Income Producing Non-Real Estate 11.9% Consumer Non-Real Estate Other Income Producing Loans in Transit/ Misc. 4.0 7.1 _ 5.4 4.2 0.2 27 Construction8.07.6 Land23.1%15.12.8 Builder Finance_1.5

Stratification of Loan Portfolio 100% Average Loan Size All Loans Commercial Mortgage Consumer $124 317 215 28 80 60 40 < $100 $100 - $999 20 $1,000+ # of Active Notes 0 12/31/2010 12/31/2017 28 Dollars In thousands 86,526 29,465

Investment Portfolio Composition State & Municipal-HTM 1% Bank Fixed Income Portfolio State & Municipal AFS 12% (AFS & HTM) Agency Mortgage-Backed Securities 70% Tax Equivalent Yield Weighted Average Life 2.6% 4.7 years 3.7 Total Carrying Value $1.64 Billion Effective Duration SBA 12% U.S. Agency/GSE Debentures 5% 29 Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

Transaction Deposit Composition Dollar Balance Number of Accounts ~367,000 accounts Interest Bearing 59% Non-Interest Bearing $3,121 32% Non-Interest Bearing 41% Interest Bearing $6,772 68% ~259,000 accounts Dollars in millions Includes DDA’s, NOW’s, IOLTA’s, and 1031 exchange deposits. *Excludes legacy PSTB customers 30 Online Banking*~ 230,000 users Mobile App users*~ 139,000 users Mobile Deposits (monthly)* ~ 173,000 transactions

Revenue Composition Other 13% Tr Investment Services 17% 1Q 18 Fee Income $44 Million Deposit Accounts 59% Mortgage Banking 11% 20132014 2015 2016 2017 1Q 18 Noninterest Income Net Interest Income 31 Total Income = Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). 23% 26% 28% 30% 27% 25% 77% 75% 74% 72% 73% 70%

Wealth Management Assets Under Management (millions) or Care Noninterest Income (thousands) 2013 2013 2014 2014 2015 2015 117 2016 2016 4 2017 2017 $5,113 $25,401 1Q 18 1Q 18 $5,468 32 $12,661 $18,344 $20, $19,76 $7,514 $3,406 $3,828 $3,940 $4,171

Mortgage Banking Production (millions) Noninterest Income (thousands) 2013 $1,668 2013 2014 2014 170 2015 2015 379 $21,761 2016 2016 404 $20,547 2017 2017 1,577 954 1Q 18 1Q 18 33 * Source: S&P Global Market Intelligence $9,149 $16, $17, $4,948 $1,195 $1, $1, $ $369

Branch Network Total branches 12/31/2009 Acquired Consolidated or sold Total branches 3/31/2018 48 201 (70) 179 Average deposits 6/30/2009 3/31/2018 per branch (in millions) $46 65 34

M&A History and Asset Growth Peoples Bancorporation $546 MM April 2012 Community Bank & Trust $1.0 Bn Savannah Bancorp, Inc $950 MM December 2012 Bank of America Branch Acquisition $438 MM Park Sterling Corporation $3.3 Bn January 2010 August 2015 December 2017 2010 2011 2012 2013 2014 2015 2016 2017 $3.6 Bn $14.5 Bn First Financial Southeastern Bank Habersham Bank $360 MM February 2011 Holdings, Inc. $3.2 Bn July 2013 Financial Corp. $1.8 Bn January 2017 BankMeridian $234 MM July 2011 35

Market Performance Since 2009 300% 255% 225 208% 150 146% 113% 75 0 -75 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 SSB SSB Total Return SNL Southeast U.S. Bank KRX 36 Source: S&P Global Market Intelligence South State Corporation

Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey 37

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com South State Corporation 38

South State Corporation